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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

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                                      FORM  8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 29, 1997
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                      Choices Entertainment Corporation
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             (Exact Name of Registrant as Specified in Charter)


    Delaware                            0-17001               52-1529536
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(State or Other Jurisdiction       (Commission                (IRS Employer
    Of Incorporation)              File Number)             Identification No.)

836 West Trenton Avenue, Morrisville, Pennsylvania                19067
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  (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (215) 428-1000
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     (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

    As previously reported, the Company and West Coast Entertainment Corporation ("West Coast") entered into an Asset Purchase Agreement, dated as of December 16, 1996, as amended (the "Agreement"), providing for the sale, transfer and assignment of substantially all of the Company's assets and business to West Coast (the "West Coast Transaction"). Under the Agreement, consummation of the West Coast Transaction is contingent upon a number of conditions, the satisfaction of which cannot be assured, including, among others, West Coast obtaining financing (as described in the Agreement) in an amount sufficient to enable it to consumate the West Coast Transaction and certain additional acquisitions. The Company has been advised by West Coast that West Coast has not yet obtained such financing, but that West Coast now expects to obtain such financing sometime during June, 1997. At the request of West Coast, the Company has agreed to amend the Agreement, to further extend the termination date thereunder from a date no later than May 31, 1997, to a date no later than June 30, 1997. There can be no assurance that such financing will be obtained by June 30, 1997.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits:
       Exhibit No.    Description
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       10(a)          Third Amendment, dated as of May 29, 1997, to Asset
                      Purchase Agreement, dated as of December 16, 1996, between West Coast Entertainment Corporation and the Company.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           CHOICES ENTERTAINMENT CORPORATION
                                                    (Registrant)

Date: May 29, 1997                         By:/s/ Ronald W. Martignoni
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                                                  Ronald W. Martignoni
                                                  Chief Executive Officer

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                                  INDEX TO EXHIBITS

Exhibit No.   Description of Exhibit
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10(a)         Third Amendment, dated as of May 29, 1997, to Asset Purchase
              Agreement, dated as of December 16, 1996, between West Coast
              Entertainment Corporation and the Company. (1)

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(1) Filed herewith